UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	May 1, 2015 – October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Semiannual report
10 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Semiannual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	23

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

Opportunities for growth in Asia-Pacific equity markets are substantial. Economic transformations occurring across the region are propelling a number of countries onto a global stage, while the region's developed markets, Australia and New Zealand, are building unique connections to this accelerating growth. Putnam Asia Pacific Equity Fund seeks to harness this growth potential among select Asian and Pacific Basin companies, which are among the fastest growing in the world today.

To capitalize on these opportunities, the fund's manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund's manager is supported by a team of research analysts and specialists in Putnam's global asset allocation, emerging-market debt, and currency investment areas.

Compelling growth potential

The fund can invest in developed and emerging markets across Asia and the Pacific Basin region.

China
India
Hong Kong
Thailand
Singapore
Malaysia
South Korea
Taiwan
Philippines
Indonesia
Australia
New Zealand

Strong historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 6 of the past 10 years, in some cases by sizable margins.

MSCI All Country Asia ex Japan Index (ND)
S&P 500 Index
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
-60
-32
-4
24
52
80

Performance of the fund will differ from the performance of the MSCI All Country Asia ex Japan Index (ND) and the S&P 500 Index.

2 Asia Pacific Equity Fund

Asia Pacific Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Asia Pacific Equity Fund

Interview with your fund’s portfolio manager

Equities in the Asia-Pacific region had a bumpy ride during the six-month reporting period ended October 31, 2015. What were the primary factors driving the region’s negative performance?

Multiple factors contributed to the significant headwinds facing the Asia-Pacific region. Expectations that the U.S. Federal Reserve would begin normalizing interest rates continued to strengthen the U.S. dollar, widening its gap in value versus other world currencies and continuing to precipitate an exodus of investment from many of the region’s developing countries. Ongoing softness in Europe’s economies also weighed on many of the export-driven economies of the Asia-Pacific region.

Perhaps most damaging, however, was the unexpected collapse of the Chinese stock market during the month of August, which reverberated across the region and around the globe, precipitating a massive correction in the global equity markets. China, the single largest economy in the Asia-Pacific region and second largest in the world, reported declines in its export levels during the period, which was seen by investors as a further indication of the steep deceleration occurring in the country’s once-torrid economic growth. Then, in mid-August, the People’s Bank of China unexpectedly devalued the Chinese yuan against the U.S. dollar. The currency devaluation sparked the sharp selloff in global equities, and despite various economic policy

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Asia Pacific Equity Fund	5

initiatives by the Chinese government to restimulate growth and calm investor fears, the markets never quite recovered.

Across the Asia-Pacific region, all the countries represented in the MSCI All Country Asia ex Japan Index (ND) posted losses for the six-month period. Chinese equities suffered the biggest decline with a return of –21.74%, while at the other end of the spectrum India and South Korea saw their markets register returns of –3.28% and –5.82%, respectively. All told, the regional MSCI All Country Asia ex Japan Index (ND) returned a disappointing –16.01%.

How did the fund perform during this distressing period?

The fund’s –16.04% return was virtually in line with that of its benchmark, the MSCI All Country Asia ex Japan Index (ND), and its –16.01% performance for the period. The fund continued to maintain a relative overweight in its exposure to Chinese stocks, which detracted from the fund’s performance versus the index. On the positive side, however, favorable security selection within the fund’s allocation to Chinese stocks more than offset the drag of the fund’s overweight to China, making the fund’s investments in that country the biggest contributor to relative performance. Conversely, an overweight exposure to India’s somewhat stronger equity market helped the fund’s relative performance, but inopportune stock selection in India turned that relative gain into a loss. Less-than-favorable security selection in Indonesia and Singapore also detracted from the fund’s relative performance, while strong stock picking in South Korea helped.

In terms of sector weightings, the fund benefited from its significant overweight allocation to the consumer discretionary sector, as well as from underweights to both energy and financials, the two worst-performing sectors of

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Asia Pacific Equity Fund

the index during the six-month period. Security selection in the consumer staples sector also was helpful. On the downside, the fund lost ground from inopportune stock selection in the industrials, information technology, and telecommunication services sectors.

What is your current thinking about the relative strength of the Chinese economy?

We have known for some time that the Chinese economy has been slowing. But we’ve also been aware that Chinese policy-makers have been trying to shift the economy from one based on exports and building fixed assets to one that is led more by consumer consumption. Obviously, this transition has not unfolded smoothly, and it is fair to expect that the road ahead for China will likely continue to be bumpy. While many investors have become quite pessimistic about China’s future, my view is that, despite the inherent risks of a major economy undergoing transition, China’s economic slowdown is not likely to derail the ongoing recovery of economies elsewhere in the world, particularly among the developed markets of Europe, Japan, and the United States. The impact of a slowing Chinese economy has been felt by many of its neighboring countries, which sell components and finished goods to China, their large trading partner, and will likely continue to be felt for some time down the road.

Which individual stocks were the most significant contributors to the fund’s performance versus the index?

As I mentioned earlier, security selection within the Chinese equity markets impacted the fund’s relative performance, which was essentially in line with the index. Among the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Asia Pacific Equity Fund	7

fund’s top-five contributors, including two Chinese holdings, the online travel agency Ctrip.com International and NetEase, China’s largest email service provider. The fund held out-of-benchmark positions in both of these stocks, profiting from our internal research efforts in identifying these solid producers. Rounding out the top-five contributors were LG Household & Health Care, a major South Korean producer of personal products and cosmetics, and Aurobindo Pharma, an Indian company that manufactures generic drugs and active pharmaceutical ingredients for major marketing partners. The fund maintained overweights in both of these holdings. Choosing not to hold certain underperforming index constituents also helped, including Hong Kong Exchanges and Clearing, which manages the stock and futures markets in Hong Kong, and PetroChina, that country’s largest oil producer.

Which holdings were the most significant detractors?

Given the ongoing slowdown in China’s economic growth, it is not surprising that several of the fund’s biggest detractors were companies reliant on the growth of fixed assets in the Chinese economy. Two such companies were among the fund’s top-three detractors — China Singyes Solar Technologies, which makes solar systems for domestic use, and China State Construction International Holdings, the country’s largest construction contractor and real estate developer. The fund’s out-of-benchmark positions in each of these underperformers had meaningful negative impacts on the fund’s relative performance. China Singyes Solar Technologies was sold by period-end. Another out-of-benchmark holding, Indian film producer Eros International Media, also was a major detractor. Similarly, holding an underweight position in strong-performing index component CK Hutchison Holdings,

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Asia Pacific Equity Fund

a Hong-Kong based investment holding company, cost the fund some upside performance. Eros International Media was sold-off by period-end.

What is your outlook for Asia-Pacific stocks as we approach 2016?

There currently is a fair amount of skepticism about the region’s short-term prospects, especially to the extent that we have seen such a rapid deceleration in the growth of China, the region’s largest economy. I share the view that China’s economic slowdown and the sharp correction in its volatile stock market will likely present headwinds for the global markets and for Asian emerging markets in particular. At the same time, however, I am a bit more optimistic about the ultimate success of China’s efforts to transition from an export-driven economy to a new, consumption-led growth model.

Elsewhere in the region, my colleagues and I continue to have a generally positive long-term view on India, and the fund continues to have an overweight position there, but we also have some reservations about the government’s reform agenda and are watching developments there closely. We are also watching the reform agenda in Indonesia closely and, for now, are remaining slightly underweight in that country. Our views on South Korea, too, are somewhat guarded, with concerns about corporate governance persuading us to remain neutral to slightly underweight there as well.

Overall, our view is that Asia-Pacific equity markets are likely to be choppy into 2016. That said, we believe it is important to have a balanced investment approach that blends top-down macroeconomic observations and sector-level expectations with bottom-up stock-specific analysis.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from the Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Asia Pacific Equity Fund	9

IN THE NEWS

Emerging and developing economies — which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook, trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

10	Asia Pacific Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	24.05%	16.92%	18.37%	18.37%	18.34%	18.34%	20.23%	16.02%	22.17%	26.16%
Annual average	3.43	2.48	2.68	2.68	2.67	2.67	2.93	2.35	3.19	3.71

5 years	–4.31	–9.81	–7.72	–9.23	–7.72	–7.72	–6.57	–9.84	–5.41	–3.02
Annual average	–0.88	–2.04	–1.59	–1.92	–1.59	–1.59	–1.35	–2.05	–1.11	–0.61

3 years	3.87	–2.10	1.63	–1.37	1.63	1.63	2.37	–1.21	3.18	4.84
Annual average	1.27	–0.71	0.54	–0.46	0.54	0.54	0.78	–0.41	1.05	1.59

1 year	–10.50	–15.65	–11.11	–15.56	–11.14	–12.03	–10.88	–14.00	–10.71	–10.16

6 months	–16.04	–20.87	–16.35	–20.54	–16.32	–17.16	–16.23	–19.16	–16.13	–15.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Asia Pacific Equity Fund	11

Comparative index returns For periods ended 10/31/15

	MSCI All Country Asia ex	Lipper Pacific Ex Japan
	Japan Index (ND)	Funds category average*

Life of fund	52.64%	56.40%
Annual average	6.85	7.00

5 years	7.35	9.75
Annual average	1.43	1.66

3 years	8.14	8.23
Annual average	2.64	2.52

1 year	–7.24	–7.66

6 months	–16.01	–13.29

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/15, there were 77, 73, 57, 44, and 28 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/15

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/15	$11.47	$12.17	$11.19	$11.15	$11.34	$11.75	$11.41	$11.48

10/31/15	9.63	10.22	9.36	9.33	9.50	9.84	9.57	9.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	16.58%	9.88%	11.28%	11.28%	11.23%	11.23%	13.01%	9.06%	14.77%	18.46%
Annual average	2.47	1.51	1.71	1.71	1.70	1.70	1.96	1.39	2.21	2.73

5 years	–6.85	–12.21	–10.19	–11.66	–10.21	–10.21	–9.10	–12.28	–8.04	–5.70
Annual average	–1.41	–2.57	–2.13	–2.45	–2.13	–2.13	–1.89	–2.59	–1.66	–1.17

3 years	–2.28	–7.90	–4.35	–7.22	–4.36	–4.36	–3.67	–7.04	–2.97	–1.46
Annual average	–0.77	–2.71	–1.47	–2.47	–1.48	–1.48	–1.24	–2.40	–1.00	–0.49

1 year	–14.55	–19.46	–15.14	–19.38	–15.10	–15.95	–14.95	–17.93	–14.77	–14.30

6 months	–16.28	–21.10	–16.51	–20.68	–16.56	–17.39	–16.46	–19.39	–16.37	–16.17

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12	Asia Pacific Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/15*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Total annual operating expenses
for the fiscal year ended 4/30/15	3.34%	4.09%	4.09%	3.84%	3.59%	3.09%

Annualized expense ratio for
the six-month period ended
10/31/15†	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/16.

† Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 10/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.03	$10.48	$10.48	$9.33	$8.18	$5.88

Ending value (after expenses)	$839.60	$836.50	$836.80	$837.70	$838.70	$841.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Asia Pacific Equity Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.71	$11.49	$11.49	$10.23	$8.97	$6.44

Ending value (after expenses)	$1,017.50	$1,013.72	$1,013.72	$1,014.98	$1,016.24	$1,018.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Asia Pacific Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Asia Pacific Equity Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Asia Pacific Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Asia Pacific Equity Fund	17

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

18	Asia Pacific Equity Fund

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations were operative during its fiscal year ending in 2014. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

Asia Pacific Equity Fund	19

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Pacific Ex Japan Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 65, 54 and 31 funds, respectively, in your fund’s

20	Asia Pacific Equity Fund

Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2014 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s poor relative performance in 2011. They noted Putnam Management’s view that the fund’s underperformance in 2011 was largely due to its overweight exposure to China, where concerns about inflation and the possibility of a so-called “hard landing” for the Chinese economy led Chinese stocks to underperform, and to the fund’s emphasis on investments in stocks that typically perform well when the economy is in an expansionary phase, which did not perform as well as defensive stocks during that period.

The Trustees considered that, Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in

Asia Pacific Equity Fund	21

order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	Asia Pacific Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Asia Pacific Equity Fund	23

The fund’s portfolio 10/31/15 (Unaudited)

COMMON STOCKS (89.1%)*	Shares	Value

Aerospace and defense (0.9%)
Aerospace Industrial Development Corp. (Taiwan)	3,000	$3,800

Bharat Electronics, Ltd. (India)	3,919	74,456

		78,256
Air freight and logistics (1.0%)
Kerry Logistics Network, Ltd. (Hong Kong)	53,000	78,800

		78,800
Airlines (0.6%)
Cathay Pacific Airways, Ltd. (Hong Kong)	25,000	49,598

		49,598
Auto components (0.8%)
S&T Motiv Co., Ltd. (South Korea)	1,056	67,112

		67,112
Automobiles (1.2%)
Tata Motors, Ltd. (India) †	17,373	101,789

		101,789
Banks (6.8%)
Axis Bank, Ltd. (India)	9,071	65,768

Bank of China, Ltd. (China)	231,000	108,803

China Construction Bank Corp. (China)	241,000	173,767

E.Sun Financial Holding Co., Ltd. (Taiwan)	132,000	79,221

King’s Town Bank Co., Ltd. (Taiwan)	76,000	60,278

YES Bank, Ltd. (India)	6,496	75,115

		562,952
Biotechnology (0.9%)
China Biologic Products, Inc. (China) †	650	74,061

		74,061
Capital markets (0.6%)
BGP Holdings PLC (Malta) F	132,965	146

Macquarie Korea Infrastructure Fund (South Korea)	6,940	48,651

		48,797
Chemicals (3.1%)
LG Chemical, Ltd. (South Korea)	392	103,901

Lotte Chemical Corp. (South Korea)	279	58,228

PTT Global Chemical PCL (Thailand)	62,400	97,808

		259,937
Commercial services and supplies (0.9%)
Cleanaway Co., Ltd. (Taiwan)	15,000	73,588

		73,588
Construction and engineering (2.8%)
China State Construction International Holdings, Ltd. (China)	56,000	84,996

Concord New Energy Group, Ltd. (China)	1,390,000	94,265

Total Bangun Persada Tbk PT (Indonesia)	993,400	51,797

		231,058
Construction materials (1.0%)
Siam Cement PCL (The) (Thailand)	5,100	64,649

Siam Cement PCL (The) NVDR (Thailand)	1,350	17,195

		81,844
Diversified telecommunication services (0.9%)
PCCW, Ltd. (Hong Kong)	138,564	74,816

		74,816
Electrical equipment (1.0%)
Boer Power Holdings, Ltd. (China)	49,000	79,862

		79,862

24	Asia Pacific Equity Fund

COMMON STOCKS (89.1%)* cont.	Shares	Value

Electronic equipment, instruments, and components (1.8%)
Fabrinet (Thailand) †	4,095	$88,739

Wasion Group Holdings, Ltd. (Hong Kong)	56,000	61,996

		150,735
Food and staples retail (2.2%)
BGF retail Co., Ltd. (South Korea)	501	74,410

Puregold Price Club, Inc. (Philippines)	143,700	110,212

		184,622
Food products (0.9%)
WH Group, Ltd. 144A (Hong Kong) †	129,500	71,433

		71,433
Health-care equipment and supplies (1.1%)
Top Glove Corp. Bhd (Malaysia)	42,800	94,337

		94,337
Health-care providers and services (0.8%)
CHC Healthcare Group (Taiwan)	37,000	65,078

		65,078
Hotels, restaurants, and leisure (2.6%)
Central Plaza Hotel PCL (Thailand)	50,500	53,954

Gourmet Master Co., Ltd. (Taiwan)	14,000	84,783

Modetour Network, Inc. (South Korea)	2,502	79,773

		218,510
Household durables (1.5%)
Skyworth Digital Holdings, Ltd. (China)	104,621	77,014

Techtronic Industries Co., Ltd. (Hong Kong)	14,000	51,096

		128,110
Household products (2.0%)
LG Household & Health Care, Ltd. (South Korea)	204	168,799

		168,799
Independent power and renewable electricity producers (2.4%)
First Gen Corp. (Philippines)	165,100	89,040

Glow Energy PCL (Thailand)	31,000	74,738

Huadian Fuxin Energy Corp, Ltd. (China)	116,000	35,565

		199,343
Industrial conglomerates (2.3%)
CK Hutchison Holdings, Ltd. (Hong Kong)	7,500	102,456

JG Summit Holdings, Inc. (Philippines)	60,670	92,182

		194,638
Insurance (4.5%)
AIA Group, Ltd. (Hong Kong)	54,800	319,994

Cathay Financial Holding Co., Ltd. (Taiwan)	38,000	53,991

		373,985
Internet and catalog retail (1.0%)
Ctrip.com International, Ltd. ADR (China) †	759	70,564

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	1	1

Global Fashion Holding SA (acquired 8/2/13, cost $21,942) (Private)
(Brazil) † ∆∆ F	518	13,277

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ∆∆ F	1	1

		83,844
Internet software and services (5.0%)
NetEase, Inc. ADR (China)	584	84,406

Tencent Holdings, Ltd. (China)	17,800	334,056

		418,462

Asia Pacific Equity Fund	25

COMMON STOCKS (89.1%)* cont.	Shares	Value

IT Services (2.9%)
HCL Technologies, Ltd. (India)	8,894	$118,532

Infosys, Ltd. (India)	7,200	124,947

		243,479
Machinery (0.9%)
EVA Precision Industrial Holdings, Ltd. (Hong Kong)	332,000	78,690

		78,690
Media (1.0%)
Zee Entertainment Enterprises, Ltd. (India)	13,543	84,470

		84,470
Multiline retail (1.8%)
Hyundai Department Store Co., Ltd. (South Korea)	518	56,770

Poya International Co., Ltd. (Taiwan)	8,000	90,616

		147,386
Oil, gas, and consumable fuels (1.8%)
Bharat Petroleum Corp., Ltd. (India)	5,710	75,969

S-Oil Corp. (South Korea)	1,295	77,444

		153,413
Personal products (2.5%)
Amorepacific Group (South Korea)	779	109,105

Grape King Bio, Ltd. (Taiwan)	18,000	98,468

		207,573
Pharmaceuticals (2.3%)
Aurobindo Pharma, Ltd. (India)	10,872	138,683

Hua Han Bio-Pharmaceutical Holdings, Ltd. (China)	390,000	56,266

		194,949
Real estate investment trusts (REITs) (0.8%)
First Real Estate Investment Trust (Singapore) R	78,400	69,343

		69,343
Real estate management and development (3.8%)
China Overseas Land & Investment, Ltd. (China)	34,000	109,509

Kawasan Industri Jababeka Tbk PT (Indonesia)	3,479,286	51,369

KWG Property Holding, Ltd. (China)	84,000	60,472

Sun Hung Kai Properties, Ltd. (Hong Kong)	7,000	93,416

		314,766
Road and rail (1.7%)
CAR, Inc. (China) †	33,000	57,494

ComfortDelgro Corp., Ltd. (Singapore)	39,000	84,223

		141,717
Semiconductors and semiconductor equipment (2.2%)
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	43,000	181,742

		181,742
Software (1.2%)
NCSoft Corp. (South Korea)	592	97,947

		97,947
Technology hardware, storage, and peripherals (5.6%)
Casetek Holdings, Ltd. (Taiwan)	11,000	47,983

Samsung Electronics Co., Ltd. (South Korea)	349	418,066

		466,049
Textiles, apparel, and luxury goods (2.3%)
ANTA Sports Products, Ltd. (China)	27,000	75,315

Eclat Textile Co., Ltd. (Taiwan)	4,000	58,800

Taiwan Paiho, Ltd. (Taiwan)	25,000	59,599

		193,714

26	Asia Pacific Equity Fund

COMMON STOCKS (89.1%)* cont.			Shares	Value

Water utilities (2.4%)
China Water Affairs Group, Ltd. (China)			168,000	$88,718

Sound Global, Ltd. (China) † F			119,000	108,439

				197,157
Wireless telecommunication services (5.3%)
Bharti Infratel, Ltd. (India)			9,159	54,430

China Mobile, Ltd. (China)			24,500	291,455

Idea Cellular, Ltd. (India)			43,648	93,214

				439,099

Total common stocks (cost $7,127,760)				$7,425,860

WARRANTS (4.5%)* †	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	$0.00	29,000	$79,644

Kweichow Moutai Co., Ltd. 144A (China)	4/13/16	0.00	1,700	57,519

Qingdao Haier Co., Ltd. 144A (China)	3/16/17	0.00	33,600	52,760

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	23,300	99,398

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/29/17	0.00	24,700	85,702

Total warrants (cost $410,745)				$375,023

SHORT-TERM INVESTMENTS (4.3%)*			Shares	Value

Putnam Short Term Investment Fund 0.15% L			357,442	$357,442

Total short-term investments (cost $357,442)				$357,442

TOTAL INVESTMENTS

Total investments (cost $7,895,947)				$8,158,325

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $8,333,294.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $13,280, or 0.2% of net assets.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Asia Pacific Equity Fund	27

At the close of the reporting period, the fund maintained liquid assets totaling $8,226 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	29.9%	Philippines	3.6%

South Korea	16.7	Singapore	1.9

India	12.3	Indonesia	1.3

Hong Kong	12.0	Malaysia	1.1

Taiwan	11.7	Brazil	0.2

Thailand	4.9	Total	100.0%

United States	4.4

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $339,447) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Chinese Yuan
	(Offshore)	Sell	11/18/15	$348,660	$339,447	$(9,213)

Total						$(9,213)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
shares	16,600	$—	12/15/20	(1 month USD-	Engro Corp., Ltd.	$(448)
				LIBOR-BBA
				plus 1.00%)

Total		$—				$(448)

28	Asia Pacific Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$124,518	$887,137	$13,280

Consumer staples	—	632,427	—

Energy	—	153,413	—

Financials	—	1,369,697	146

Health care	74,061	354,364	—

Industrials	—	1,006,207	—

Information technology	173,145	1,385,269	—

Materials	97,808	243,973	—

Telecommunication services	—	513,915	—

Utilities	74,738	321,762	—

Total common stocks	544,270	6,868,164	13,426

Warrants	—	375,023	—

Short-term investments	357,442	—	—

Totals by level	$901,712	$7,243,187	$13,426

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(9,213)	$—

Total return swap contracts	—	(448)	—

Totals by level	$—	$(9,661)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	29

Statement of assets and liabilities 10/31/15 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $7,538,505)	$7,800,883
Affiliated issuers (identified cost $357,442) (Notes 1 and 5)	357,442

Foreign currency (cost $80,085) (Note 1)	81,230

Dividends, interest and other receivables	4,372

Receivable for shares of the fund sold	1,911

Receivable for investments sold	167,826

Receivable from Manager (Note 2)	33,237

Prepaid assets	38,191

Total assets	8,485,092

LIABILITIES

Payable for investments purchased	100,056

Payable for shares of the fund repurchased	1,066

Payable for custodian fees (Note 2)	11,960

Payable for investor servicing fees (Note 2)	1,555

Payable for Trustee compensation and expenses (Note 2)	982

Payable for administrative services (Note 2)	32

Payable for distribution fees (Note 2)	2,033

Payable for auditing and tax fees	14,944

Payable for reports to shareholders	8,357

Unrealized depreciation on OTC swap contracts (Note 1)	448

Unrealized depreciation on forward currency contracts (Note 1)	9,213

Other accrued expenses	1,152

Total liabilities	151,798

Net assets	$8,333,294

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,180,478

Undistributed net investment income (Note 1)	118,953

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,219,815)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	253,678

Total — Representing net assets applicable to capital shares outstanding	$8,333,294

(Continued on next page)

30	Asia Pacific Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,634,157 divided by 688,593 shares)	$9.63

Offering price per class A share (100/94.25 of $9.63)*	$10.22

Net asset value and offering price per class B share ($217,341 divided by 23,225 shares)**	$9.36

Net asset value and offering price per class C share ($492,858 divided by 52,835 shares)**	$9.33

Net asset value and redemption price per class M share ($52,164 divided by 5,491 shares)	$9.50

Offering price per class M share (100/96.50 of $9.50)*	$9.84

Net asset value, offering price and redemption price per class R share
($14,923 divided by 1,560 shares)	$9.57

Net asset value, offering price and redemption price per class Y share
($921,851 divided by 95,475 shares)	$9.66

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	31

Statement of operations Six months ended 10/31/15 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $12,961)	$152,399

Interest (including interest income of $95 from investments in affiliated issuers) (Note 5)	95

Total investment income	152,494

EXPENSES

Compensation of Manager (Note 2)	39,467

Investor servicing fees (Note 2)	8,619

Custodian fees (Note 2)	12,672

Trustee compensation and expenses (Note 2)	266

Distribution fees (Note 2)	13,000

Administrative services (Note 2)	104

Reports to shareholders	9,614

Auditing and tax fees	24,576

Blue sky expense	37,071

Other	1,178

Fees waived and reimbursed by Manager (Note 2)	(76,490)

Total expenses	70,077

Expense reduction (Note 2)	(840)

Net expenses	69,237

Net investment income	83,257

Net realized loss on investments (net of foreign tax of $2,870) (Notes 1 and 3)	(835,036)

Net realized loss on swap contracts (Note 1)	(26,393)

Net realized loss on foreign currency transactions (Note 1)	(1,976)

Net realized gain on written options (Notes 1 and 3)	51,414

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(10,531)

Net unrealized depreciation of investments, swap contracts and written options
during the period	(891,867)

Net loss on investments	(1,714,389)

Net decrease in net assets resulting from operations	$(1,631,132)

The accompanying notes are an integral part of these financial statements.

32	Asia Pacific Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/15*	Year ended 4/30/15

Operations:
Net investment income	$83,257	$28,166

Net realized gain (loss) on investments
and foreign currency transactions	(811,991)	806,462

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(902,398)	235,248

Net increase (decrease) in net assets resulting
from operations	(1,631,132)	1,069,876

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(19,922)

Class R	—	(21)

Class Y	—	(5,189)

Increase from capital share transactions (Note 4)	19,551	3,026

Total increase (decrease) in net assets	(1,611,581)	1,047,770

NET ASSETS

Beginning of period	9,944,875	8,897,105

End of period (including undistributed net investment
income of $118,953 and $35,696, respectively)	$8,333,294	$9,944,875

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[c]	turnover (%)

Class A
October 31, 2015**	$11.47	.10	(1.94)	(1.84)	—	—	—	—	—	$9.63	(16.04)*	$6,634	.77*	.95*	71*
April 30, 2015	10.22	.04	1.24	1.28	(.03)	—	—	(.03)	—	11.47	12.54	7,871	1.53	.34	135
April 30, 2014	10.18	.06	.01	.07	(.03)	—	—	(.03)	—	10.22	.67	7,056	1.55	.59	108
April 30, 2013	9.36	.04	.80	.84	(.02)	—	—	(.02)	—[e]	10.18	8.96	7,539	1.60	.44	117
April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	—[e]	9.36	(16.04)	6,556	1.63	.43	130
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	—	(.67)	.01	13.00	17.20	9,247	1.72	.65	87

Class B
October 31, 2015**	$11.19	.06	(1.89)	(1.83)	—	—	—	—	—	$9.36	(16.35)*	$217	1.14*	.58*	71*
April 30, 2015	10.02	(.04)	1.21	1.17	—	—	—	—	—	11.19	11.68	272	2.28	(.40)	135
April 30, 2014	10.02	(.02)	.02	—[e]	—	—	—	—	—	10.02	—[f]	237	2.30	(.19)	108
April 30, 2013	9.27	(.02)	.77	.75	—	—	—	—	—[e]	10.02	8.09	227	2.35	(.25)	117
April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	—[e]	9.27	(16.53)	204	2.38	(.35)	130
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	—	(.60)	.01	12.91	16.26	223	2.47	(.09)	87

Class C
October 31, 2015**	$11.15	.06	(1.88)	(1.82)	—	—	—	—	—	$9.33	(16.32)*	$493	1.14*	.56*	71*
April 30, 2015	9.98	(.05)	1.22	1.17	—	—	—	—	—	11.15	11.72	516	2.28	(.47)	135
April 30, 2014	9.98	(.01)	.01	—[e]	—	—	—	—	—	9.98	—[f]	395	2.30	(.08)	108
April 30, 2013	9.24	(.04)	.78	.74	—	—	—	—	—[e]	9.98	8.01	468	2.35	(.45)	117
April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	—[e]	9.24	(16.57)	294	2.38	(.45)	130
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	—	(.62)	.01	12.88	16.32	277	2.47	(.06)	87

Class M
October 31, 2015**	$11.34	.07	(1.91)	(1.84)	—	—	—	—	—	$9.50	(16.23)*	$52	1.02*	.68*	71*
April 30, 2015	10.13	(.02)	1.23	1.21	—	—	—	—	—	11.34	11.94	58	2.03	(.20)	135
April 30, 2014	10.10	.01	.02	.03	—	—	—	—	—	10.13	.30	44	2.05	.06	108
April 30, 2013	9.33	(.01)	.78	.77	—	—	—	—	—[e]	10.10	8.25	42	2.10	(.12)	117
April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	—[e]	9.33	(16.38)	34	2.13	(.08)	130
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	—	(.61)	.01	12.96	16.60	48	2.22	.20	87

Class R
October 31, 2015**	$11.41	.13[g]	(1.97)	(1.84)	—	—	—	—	—	$9.57	(16.13)*	$15	.89*	1.26*[g]	71*
April 30, 2015	10.17	.01	1.23	1.24	—[e]	—	—	—[e]	—	11.41	12.21	141	1.78	.09	135
April 30, 2014	10.13	.02	.03	.05	(.01)	—	—	(.01)	—	10.17	.54	120	1.80	.17	108
April 30, 2013	9.33	.02	.78	.80	—	—	—	—	—[e]	10.13	8.57	81	1.85	.20	117
April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	—[e]	9.33	(16.19)	71	1.88	.10	130
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	—	(.66)	.01	12.97	16.90	64	1.97	.43	87

Class Y
October 31, 2015**	$11.48	.11	(1.93)	(1.82)	—	—	—	—	—	$9.66	(15.85)*	$922	.64*	1.10*	71*
April 30, 2015	10.23	.07	1.24	1.31	(.06)	—	—	(.06)	—	11.48	12.82	1,087	1.28	.62	135
April 30, 2014	10.18	.09	.01	.10	(.05)	—	—	(.05)	—	10.23	1.01	1,044	1.30	.85	108
April 30, 2013	9.37	.06	.79	.85	(.04)	—	—	(.04)	—[e]	10.18	9.09	692	1.35	.64	117
April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	—[e]	9.37	(15.80)	602	1.38	.66	130
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	—	(.70)	.01	13.02	17.53	740	1.47	.95	87

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Asia Pacific Equity Fund	Asia Pacific Equity Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2015	0.86%

April 30, 2015	1.79

April 30, 2014	1.03

April 30, 2013	0.99

April 30, 2012	1.16

April 30, 2011	1.81

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

g The net investment income ratio and per share amount shown for the period ending October 31, 2015 may not correspond with the expected class specific differences for the period due to the timing of redemptions from the class.

The accompanying notes are an integral part of these financial statements.

36	Asia Pacific Equity Fund

Notes to financial statements 10/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through October 31, 2015.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential. The fund may invest in both developed countries and emerging markets, although under normal circumstances the fund will focus on emerging markets. This means the fund invests primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although the fund may invest in companies in those countries. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity securities of Asian or Pacific Basin companies, other than Japanese, Australian or New Zealand companies. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Asia Pacific Equity Fund	37

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

38	Asia Pacific Equity Fund

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to securities.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Asia Pacific Equity Fund	39

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,661 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

40	Asia Pacific Equity Fund

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$341,215	$—	$341,215

The aggregate identified cost on a tax basis is $7,962,555, resulting in gross unrealized appreciation and depreciation of $767,193 and $571,423, respectively, or net unrealized appreciation of $195,770.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI All Country Asia ex Japan Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its

Asia Pacific Equity Fund	41

benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.462% of the fund’s average net assets before a decrease of $1,635 (0.018% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $76,490 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,792	Class R	95

Class B	225	Class Y	967

Class C	489	Total	$8,619

Class M	51

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements and by $836 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

42	Asia Pacific Equity Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$8,838	Class M	200

Class B	1,173	Class R	249

Class C	2,540	Total	$13,000

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $775 and $19 from the sale of class A and class M shares, respectively, and received $29 and $6 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$5,972,990	$6,240,084

U.S. government securities (Long-term)	—	—

Total	$5,972,990	$6,240,084

Written option transactions during the reporting period are summarized as follows:

Written option contract
	amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$126,861	$51,414

Options opened	—	—
Options exercised	—	—
Options expired	(126,861)	(51,414)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Asia Pacific Equity Fund	43

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/15		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	48,572	$494,060	82,320	$902,827

Shares issued in connection with
reinvestment of distributions	—	—	742	7,731

	48,572	494,060	83,062	910,558

Shares repurchased	(46,058)	(459,410)	(87,153)	(930,981)

Net increase (decrease)	2,514	$34,650	(4,091)	$(20,423)

	Six months ended 10/31/15		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	2,981	$29,293	6,185	$66,609

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	2,981	29,293	6,185	66,609

Shares repurchased	(4,053)	(40,120)	(5,582)	(59,463)

Net increase (decrease)	(1,072)	$(10,827)	603	$7,146

	Six months ended 10/31/15		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	12,291	$126,674	22,990	$244,485

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	12,291	126,674	22,990	244,485

Shares repurchased	(5,707)	(54,887)	(16,309)	(171,530)

Net increase	6,584	$71,787	6,681	$72,955

	Six months ended 10/31/15		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	374	$3,662	1,145	$12,272

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	374	3,662	1,145	12,272

Shares repurchased	—	—	(415)	(4,363)

Net increase	374	$3,662	730	$7,909

	Six months ended 10/31/15		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	1,151	$11,607	3,665	$39,390

Shares issued in connection with
reinvestment of distributions	—	—	2	21

	1,151	11,607	3,667	39,411

Shares repurchased	(11,958)	(107,631)	(3,090)	(33,252)

Net increase (decrease)	(10,807)	$(96,024)	577	$6,159

44	Asia Pacific Equity Fund

	Six months ended 10/31/15		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,143	$120,990	84,221	$901,941

Shares issued in connection with
reinvestment of distributions	—	—	497	5,183

	11,143	120,990	84,718	907,124

Shares repurchased	(10,323)	(104,687)	(92,076)	(977,844)

Net increase (decrease)	820	$16,303	(7,358)	$(70,720)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	410,659	59.6%	$3,954,646

Class R	520	33.3	4,976

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$323,549	$1,864,440	$1,830,547	$95	$357,442

Totals	$323,549	$1,864,440	$1,830,547	$95	$357,442

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$16,000

Written equity option contracts (contract amount) (Note 3)	$18,000

Forward currency contracts (contract amount)	$150,000

OTC total return swap contracts (notional)	$21,000

Warrants (number of warrants)	140,000

Asia Pacific Equity Fund	45

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$9,213

Equity contracts	Investments	375,023	Payables	448

Total		$375,023		$9,661

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Warrants	Options	Swaps	Total

Equity contracts	$(16,568)	$(25,728)	$(26,393)	$(68,689)

Total	$(16,568)	$(25,728)	$(26,393)	$(68,689)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign
exchange contracts	$—	$—	$(9,213)	$—	$(9,213)

Equity contracts	(90,548)	22,912	—	(195)	(67,831)

Total	$(90,548)	$22,912	$(9,213)	$(195)	$(77,044)

46	Asia Pacific Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse	Goldman Sachs
	International	International	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—

Forward currency contracts#	—	—	—

Total Assets	$—	$—	$—

Liabilities:

OTC Total return swap contracts*#	$—	$448	448

Forward currency contracts#	9,213	—	9,213

Total Liabilities	$9,213	$448	$9,661

Total Financial and Derivative Net Assets	$(9,213)	$(448)	$(9,661)

Total collateral received (pledged)†##	$—	$—

Net amount	$(9,213)	$(448)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Asia Pacific Equity Fund	47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48	Asia Pacific Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA108
297697 12/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015